Municipal Solid Waste Concession Agreement, Land Lease Agreement & Supply of Treated Sewage/Effluent Agreement

Governorate of the Autonomous Island of Grande Comore, Union of the Comoros
&
BioCrude Technologies, Inc.

BioCRUDE
TECHNOLOGIES INC

Document Owner:	BioCrude Technologies, Inc.
Effective Date:	08-01-2016

Version

Version	Date	Description	Author
1.0	08-01-2016	MSW, Land & Treated Sewage Effluent Concession Agreements	Mr. John MOUKAS

Approval

(By signing below, all Approvers agree to all terms and conditions outlined in this Agreement)

Approvers	Name	Signed	Approval Date
BioCrude Technologies, Inc.	M. John MOUKAS	[signature]	Jan-11, 2016
Gouvernorat de l'Île Autonome de la Grande Comore	Son Excellence Mouigni Baraka Said SOUAHILI	[signature]	Jan 11, 2016
Commissariat à l'Environnement, à l'Urbanisme, au Développement Durable et à l'Energie, à l'Emploi, à l'Entreprenariat et à la Solidarité	M. ~~[illegible]~~ ANLI MAHAMOUDOU	[signature]	11/01/16
Commissariat à la Sécurité intérieure, à la Fonction Publique, à l'Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l'Information	M. ~~[illegible]~~ MOHAMED ABDOU MAHADIOU	[signature]	11/1/16
Commissariat aux Finances, au Budget, à l'Economie, au Commerce Intérieur, à l'Industrie, au Plan, chargé de la promotion des Investissements	M. ~~[illegible]~~ YVON RAOUL DELAPEYRE	[signature]	11/01/2016

Nota Bene:

IN WITNESS WHEREOF the parties hereto have placed their respective hands and seals hereto on the day and year first herein above mentioned.

SIGNED, SEALED AND DELIVERED BY: FIRST PARTY

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

The Honourable Mouigni Baraka Said SOUAHILI, Governor

Signature: ______________________

Date: Jan / 11 / 2016

COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ

Mr. ~~Mouigni ASSOUMANI~~, Commissioner
ALLI MAHAMOUDOU

Signature: ______________________

Date: 11 / 01 / 2016

COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION

Mr. ~~Yvon Raoul DALAPEYRE~~, Commissioner
MOHAMED ABDOU MHADJOU

Signature: ______________________

Date: 11 / 01 / 2016

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS

Mr. ~~Soalihy HAMADI,~~ Commissioner
YVON RAOUL DECAPEYRE

Signature: ______________________

Date: 11 / 01 / 2016

SIGNED, SEALED AND DELIVERED BY: SECOND PARTY

FOR BIOCRUDE TECHNOLOGIES, INC (CORPORATION)

Mr. John MOUKAS, Chairman & CEO

Signature: ______________________

Date: Jan. / 11 / 2016